UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019

MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1801 California Street, Suite 4600, Denver, Colorado 80202
1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5
(Address of principal executive offices, including zip code)

(303) 927-2337 / (514) 521-1786
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.01	TAP.A	New York Stock Exchange
Class B Common Stock, par value $0.01	TAP	New York Stock Exchange
1.25% Senior Notes due 2024	TAP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The annual meeting of the stockholders of Molson Coors Brewing Company (the "Company") was held on May 22, 2019, in Montreal, Quebec, Canada, at which the following matters were submitted to a vote of the stockholders:
(a) Votes regarding the election of the persons named below as directors for a term expiring in 2020 were as follows:

CLASS A DIRECTORS:	For	Withheld	Broker Non-Votes
Peter H. Coors	5,082,552	6,216	17,732
Peter J. Coors	5,082,440	6,328	17,732
Betty K. DeVita	5,088,559	209	17,732
Mary Lynn Ferguson-McHugh	5,088,309	459	17,732
Franklin W. Hobbs	5,081,761	7,007	17,732
Mark R. Hunter	5,088,147	621	17,732
Andrew T. Molson	5,082,552	6,216	17,732
Geoffrey E. Molson	5,082,652	6,116	17,732
Iain J.G. Napier	5,088,147	621	17,732
Douglas D. Tough	5,088,259	509	17,732
Louis Vachon	5,088,609	159	17,732

CLASS B DIRECTORS:	For	Withheld	Broker Non-Votes
Roger G. Eaton	148,891,245	26,475,304	N/A
Charles M. Herington	148,682,491	26,684,058	N/A
H. Sanford Riley	131,890,074	43,476,475	N/A

(b) Votes of the Company's Class A and Class B Common Stock, together as a single class, regarding the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
171,943,856	8,392,633	118,828	17,732

(c) Votes of the Company's Class A Common Stock regarding the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 were as follows:

For	Against	Abstain	Broker Non-Votes
5,105,988	251	261	N/A

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

Date:	May 23, 2019	By:	/s/ E. Lee Reichert
E. Lee Reichert
Chief Legal and Corporate Affairs Officer and Secretary

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